DELTA MUTUAL INC - 8-K/A                                  Filing Date: 08/18/05
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
--------------------------------------------------------------------------------

                                    FORM 8-K/A
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 9, 2005

                               Delta Mutual, Inc.
               (Exact name of registrant as specified in charter)

         Delaware                                               000-30563
(State or other jurisdiction                            (Commission File Number)
 of  incorporation)

111 North Branch Street, Sellersville, Pennsylvania                     18960
-----------------------------------------------------                  --------
(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code: (215) 258-2800


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

DELTA MUTUAL INC - 8-K/A                                  Filing Date: 08/18/05
--------------------------------------------------------------------------------

Item 1.01. Entry into a Material Definitive Agreement.

On June 17, 2005 the Company entered into an investment banking agreement (the "Agreement") with T & T Vermoegensverwaltungs AG ("T&T"), Zurich, Switzerland, pursuant to which T & T agreed to use best efforts to raise by July 31, 2005, up to $1,500,000 in private equity capital for the Company through placement of our common stock at a price of $.30 per share, with the option of the Company to request that T & T pursue an additional best efforts private placement of our common stock at the same price per share of up to $2,000,000 in the following 120 days. T & T received a 12% placement fee on $150,000 of equity capital investments that it arranged for the Company. On August 3, 2005, an Addendum to Investment Banking Agreement was executed that increased the T & T placement fee to 20% on the next $820,000 in equity capital investments in addition to 1,430,000 shares of Company restricted common stock. Following receipt by the Company of the next $820,000 under the Agreement, the placement fee for T & T will revert back to 12% on all future private equity capital arranged by them.

FOR THE FULL TERMS OF THE INVESTMENT BANKING AGREEMENT, PLEASE REFER TO THE COPY OF THE INVESTMENT BANKING AGREEMENT FILED AS EXHIBIT 10.27 TO THE COMPANY'S CURRENT REPORT ON FORM 8-K, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JUNE 30, 2005, AND TO THE ADDENDUM TO THAT AGREEMENT FILED AS AN EXHIBIT WITH THIS REPORT.

Item 3.02. Unregistered Sales of Equity Securities.

       The following table sets forth the sales of unregistered securities since the Company's last report filed under this item and amends the table set forth in the Company's current report on Form 8-K, filed August 8, 2005.


                                                                             Principal          Total Offering Price/
  Date                       Title and Amount           Purchaser            Underwriter        Underwriting Discounts
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 9, 2005              10,000 shares of          Financial Consultant           NA           $6,270/NA
                          common stock
----------------------------------------------------------------------------------------------------------------------
June 24, 2005             125,000 shares of         Private investor               NA           $37,500/$4,500
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 24, 2005             125,000 shares of         Private investor               NA           $37,500/$4,500
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
June 24, 2005             250,000 shares of         Private investor               NA           $75,000/$9,000
                          common stock
------------------------- ------------------------- ---------------------- -------------------- ----------------------
August 3, 2005            670,000 shares of common  T & T Asset Management,        NA           $201,000/NA
                          stock                       a Financial Consultant
------------------------- ------------------------- ---------------------- -------------------- ----------------------


   Item 9.01 Financial Statements and Exhibits.

      (c) Exhibits

      No.         Description of Exhibit
      ---         ----------------------

      10.27a Addendum, dated August 3, 2005, to Investment Banking Agreement, dated June 17, 2005, by and between Delta Mutual, Inc. and T&T Vermoegensverwaltungs AG.

DELTA MUTUAL INC - 8-K/A                                  Filing Date: 08/18/05
--------------------------------------------------------------------------------

                                   Signatures


Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               Delta Mutual, Inc.


Date: August 18, 2005
                                By: /s/ Peter F. Russo
                                -------------------------------------
                                Peter F. Russo,
                                President and Chief Executive Officer